UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d)
 of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2016
Calamos Dynamic Convertible and Income Fund
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	811-22949 (Commission File Number)	47-1549409 (IRS Employer Identification No.)

2020 Calamos Court Naperville, Illinois (Address of principal executive offices)		60563 (Zip Code)

Registrant’s telephone number, including area code: (630) 245-7200
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Concurrent with this filing, the Calamos Dynamic Convertible and Income Fund (the “Fund”) is issuing a Press Release announcing that the share purchase program described in the Fund’s press release dated May 15, 2015 was completed in accordance with its terms.
A copy of the Fund’s Press Release dated May 6, 2016 is attached as Exhibit 99.1 to this report. The information included in Exhibit 99.1 is incorporated by reference in this Item 7.01, and is deemed to be furnished, not filed, pursuant to Item 7.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits
(d)
Exhibit Number	Description of Exhibit
99.1	Press Release, dated May 6, 2016

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND Date: May 6, 2016 /s/ J. Christopher Jackson By: J. Christopher Jackson Title: Vice President and Secretary

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